================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MERIDIAN POINT REALTY TRUST '83
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        MERIDIAN POINT REALTY TRUST '83


                       Letter to Shareholders, Notice to
                        Shareholders of Annual Meeting,
                        Proxy Statement and Proxy Card

                                      for

                        Annual Meeting of Shareholders
                              September 22, 1998

                        MERIDIAN POINT REALTY TRUST '83

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Meridian Point Realty Trust '83 (the "Trust"), to be held on September 22, 1998 at 10:30 a.m., local time, at the Holiday Inn, 750 Kearny Street, San Francisco, California. Enclosed are a notice of meeting, proxy statement and proxy.

At the annual meeting, you will be asked to (i) elect Trustees of the Trust,
(ii) approve and adopt a plan of complete liquidation and dissolution of the Trust, (iii) ratify the selection of Arthur Andersen LLP as the independent auditors for the Trust, and (iv) act upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

Since the sale by the Trust of its sole remaining interest in real property in August 1997, which resulted in a $3 per share distribution in September of that year, the Trustees have been exploring alternatives to liquidation of the Trust as described in the enclosed proxy statement. The Trustees do not believe that any other alternatives presented for their consideration will assure the shareholders greater value than simply liquidating and distributing the Trust's remaining funds to the shareholders in accordance with the Trust's original self-liquidating policy. WE HAVE ESTIMATED THAT THIS SHOULD RESULT IN YOU RECEIVING A FINAL DISTRIBUTION OF FROM $0.50 TO $0.63 PER SHARE.

You will also be receiving proxy materials from the Meridian '83 Shareholders' Committee for Growth suggesting that you vote for its nominees. The Committee, led by Mr. Richard Osborne, who manages the Turkey Vulture Fund XIII, Ltd., owns about 19% of the shares of the Trust. Its nominees say they will seek to eliminate the self-liquidating policy of the Trust and convert the Trust into a perpetual-life real estate investment trust, in which case you would continue your investment as shareholders. We understand that they have in mind a merger with a company that owns self-storage facilities or the direct purchase of self-storage facilities, including those controlled by the Committee's nominees. But they have not been forthcoming with any details, at least so far.

The choice of liquidating the Trust and receiving a cash distribution or retaining your investment in the Trust is up to you. We cannot, in good faith, endorse the election of Mr. Osborne and his colleagues because we have no information about their plans that would justify our doing so. OUR RECOMMENDATION IS THAT YOU VOTE YOUR SHARES TO REELECT THE CURRENT TRUSTEES AND TO APPROVE THE PLAN OF LIQUIDATION.

Very truly yours,

/s/ Herbert E. Stansbury, Jr.

Herbert E. Stansbury, Jr.
Chairman of the Board of Trustees

APPROVAL OF THE PLAN OF LIQUIDATION WILL REQUIRE THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE TRUST'S SHARES. YOUR FAILURE TO VOTE WILL BE EQUIVALENT TO A VOTE AGAINST APPROVAL AND ADOPTION OF THE PLAN. ACCORDINGLY, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        Meridian Point Realty Trust '83

                    Notice to Shareholders of Annual Meeting
                        to be Held on September 22, 1998

     PLEASE TAKE NOTICE that the annual meeting of shareholders of Meridian Point Realty Trust '83, a California business trust (the "Trust"), will be held on September 22, 1998 at 10:30 a.m., local time, at the Holiday Inn, 750 Kearny Street, San Francisco, California (the "Annual Meeting") to consider and vote on the following matters:

     1. Election of five trustees of the Trust (the "Trustees") to serve until the earlier of the complete liquidation of the Trust or the next annual meeting of shareholders and the election and qualification of their successors;

     2. Approval and adoption of a proposed plan for the Trust's complete liquidation and dissolution;

     3. Ratification of the Board of Trustees' selection of Arthur Andersen LLP as the Trust's independent auditors for the Trust for the year ending December 31, 1998; and

     4. Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     These matters are fully discussed in the attached Proxy Statement. The Trust's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, accompany this Notice and the Proxy Statement.

     Only shareholders of record at the close of business on August 4, 1998, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

     A majority of the Trust's outstanding shares entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED GOLD PROXY CARD.

     You may revoke your proxy at any time before it is voted by filing with the Trust a written revocation or a duly executed proxy bearing a later date. If you are present at the Annual Meeting and vote in person, your proxy will not be used.

BY ORDER OF THE TRUSTEES,

/s/ John E. Castello

John E. Castello, Secretary
San Francisco, California
September 2, 1998

                        MERIDIAN POINT REALTY TRUST '83
                                _______________

                                PROXY STATEMENT
                                _______________

     The enclosed proxy (the "Proxy") is being solicited from the shareholders of Meridian Point Realty Trust '83, a California business trust (the "Trust"), on behalf of the Trust's Board of Trustees (the "Trustees") for use at the annual meeting of the Trust's shareholders to be held at the Holiday Inn, 750 Kearny Street, San Francisco, California, at 10:30 a.m., local time, on September 22, 1998, and at any postponements or adjournments thereof (the "Annual Meeting"). The Trust is mailing this Proxy Statement and the accompanying Notice to Shareholders of Annual Meeting and Proxy on or about September 2, 1998, to all shareholders entitled to notice of, and to vote at, the Annual Meeting. The Trust's principal executive offices are located at 655 Montgomery Street, Suite 800, San Francisco, California 94111. Its telephone number is 415-981-4900.

     At the Annual Meeting, shareholders will be asked (i) to elect trustees of the Trust, (ii) to approve and adopt a plan of complete liquidation and dissolution of the Trust, (iii) to ratify the selection of Arthur Andersen LLP as the independent auditors for the Trust and (iv) to act upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Trust is a self-liquidating, finite-life business trust which commenced its operations in 1983 and elected to operate as a "real estate investment trust" for federal income tax purposes. Pursuant to its self-liquidating policy, net proceeds of the sale or refinancing of the Trust's properties are to be distributed to shareholders rather than reinvested in additional properties. In February 1996, the Trust sold the interests in all but one of its properties (the Charleston property) to Meridian Industrial Trust, Inc. ("MIT") and in March 1996 distributed cash and the MIT shares it received in the sale to its shareholders. In August 1997, the Trust sold the Charleston property, following which it made another cash distribution to its shareholders. The Charleston sale placed the Trust in a position to wind up and dissolve.

     At the time of the sale of the Charleston property, the Trust announced that the Board of Trustees was in the process of evaluating options, including the sale or liquidation and termination of the Trust. During this period, the Trustees authorized the solicitation of proposals for sale of the Trust and engaged in negotiations with a view to realizing greater value for the shareholders than they might receive in a liquidation. After careful consideration of the various proposals, the Trustees have concluded that liquidation is the most expedient and most practicable means of maximizing shareholder value and, accordingly, have approved a Plan of Complete Liquidation and Dissolution (the "Plan"). The Trustees recommend its approval and adoption by the shareholders of the Trust. If the current Trustees are reelected and the shareholders approve and adopt the Plan, the Trustees intend to implement the Plan, wind up and dissolve the Trust and distribute to the shareholders the funds remaining after paying or providing for the

Trust's liabilities and potential liabilities. ASSUMING THAT NO ADDITIONAL CLAIMS AGAINST THE TRUST OR THE TRUSTEES ARE MADE AND THERE ARE NO LIQUIDATION EXPENSES OR CONTINGENCY RESERVES OTHER THAN THOSE CURRENTLY CONTEMPLATED BY THE TRUST, THE TRUST EXPECTS TO MAKE DISTRIBUTIONS TO SHAREHOLDERS TOTALING BETWEEN $0.50 AND $0.63 PER SHARE WITHIN THE NEXT SIX MONTHS. See "Proposal Two - Approval and Adoption of Plan of Complete Liquidation and Dissolution - Background and Reasons for the Plan."

     The Meridian '83 Shareholders' Committee for Growth will be distributing proxy materials suggesting that shareholders vote for its slate of nominees for all five positions on the Board of Trustees. The Committee, led by Mr. Richard Osborne, who manages the Turkey Vulture Fund XIII, Ltd., owns about 19% of the shares of the Trust. Its nominees say they will seek to eliminate the self-liquidating policy of the Trust and convert the Trust into a perpetual-life real estate investment trust, in which case shareholders would continue their investment in the Trust. The Trustees understand that they have in mind a merger with a company that owns self-storage facilities or the direct purchase of self-storage facilities, including those controlled by the Committee's nominees. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE THEIR SHARES TO REELECT THE CURRENT TRUSTEES AND TO APPROVE AND ADOPT THE PLAN. IF THE CURRENT TRUSTEES ARE NOT REELECTED AND THE PLAN IS NOT APPROVED AND ADOPTED BY THE SHAREHOLDERS, THE PROSPECT OF FUTURE CASH DISTRIBUTIONS TO SHAREHOLDERS, AT LEAST IN THE NEAR TERM, IS UNCERTAIN.

     THIS PROXY STATEMENT CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT ARE SUBJECT TO THE SAFE HARBOR CREATED BY THAT ACT. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE STATEMENTS REGARDING THE EXPECTED RANGE OF THE DISTRIBUTIONS TO BE MADE BY THE TRUST. BECAUSE SUCH STATEMENTS INVOLVE UNCERTAINTIES, THERE ARE FACTORS DESCRIBED HEREIN THAT COULD CAUSE THE ESTIMATES TO DIFFER MATERIALLY FROM THOSE EXPRESSED.

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
INFORMATION CONCERNING THE ANNUAL MEETING................................  1

     Date, Time and Place................................................  1
     Record Date, Voting Rights and Outstanding Shares...................  1
     Revocability of Proxies.............................................  1

GENERAL TRUST INFORMATION................................................  2

     Security Ownership of Certain Beneficial Owners
       and Principal Shareholders........................................  2
     Trustees and Committees.............................................  3
     Board and Committee Meetings........................................  3
     Compensation of Trustees............................................  4
     Compensation of Executive Officers..................................  4
     Certain Relationships and Related Transactions......................  4
     Market for Shares...................................................  5
     Section 16(a) Beneficial Ownership Reporting Compliance.............  6

PROPOSAL ONE - ELECTION OF TRUSTEES......................................  6
------------
     General.............................................................  6
     Nominees............................................................  6
     Additional Information Concerning Nominees..........................  8

PROPOSAL TWO - APPROVAL AND ADOPTION OF PLAN OF COMPLETE
------------
LIQUIDATION AND DISSOLUTION..............................................  9

     Introduction........................................................  9
     Background and Reasons for the Plan.................................  9
     Distributions....................................................... 13
     Effect on Trading and Registration.................................. 13
     Summary of the Plan................................................. 14
     Accounting Treatment................................................ 18
     Certain Federal Income Tax Consequences of Liquidation.............. 18
     Interests of Certain Persons in Matters to be Acted Upon............ 19

PROPOSAL THREE - RATIFICATION OF SELECTION OF
--------------
INDEPENDENT AUDITORS..................................................... 20

SHAREHOLDER PROPOSALS.................................................... 20

MISCELLANEOUS............................................................ 20

OTHER BUSINESS........................................................... 21

APPENDIX MERIDIAN REALTY TRUST '83 PLAN OF COMPLETE
LIQUIDATION AND DISSOLUTION.............................................. A-1

                   INFORMATION CONCERNING THE ANNUAL MEETING

DATE, TIME AND PLACE

     The Annual Meeting will be held at 10:30 a.m., local time, on September 22, 1998, at the Holiday Inn, 750 Kearny Street, San Francisco, California.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

     Only shareholders of record at the close of business on August 4, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.
At the close of business on the Record Date, the Trust had 3,031,618 shares of beneficial interest issued and outstanding and entitled to vote. Each outstanding share is entitled to one vote for each matter to be voted upon at the Annual Meeting.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the close of business on the Record Date is necessary to constitute a quorum for the transaction of business.

     In determining the presence of a quorum, shares represented by proxies that reflect abstentions will be treated as present and entitled to vote. For a proposal that requires approval of a majority of "votes cast," abstentions do not constitute a vote "for" or "against" the proposal and thus will be disregarded in the calculation of "votes cast." For a proposal that requires approval of a majority of the outstanding shares, abstentions are effectively treated as a "no" vote.

     In determining the presence of a quorum, "broker non-votes"(i.e., votes submitted by proxy or in person by brokers or nominees which specify that instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee thus does not have discretionary power to vote on a particular matter) will be treated as present and entitled to vote. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). For those proposals that require approval of a majority of the outstanding shares, "broker non-votes" are effectively treated as a "no" vote.

     Shares represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. If a Proxy contains no instructions, it will be voted (i) FOR the election as Trustees of the persons specified on the Proxy, (ii) FOR the approval and adoption of the proposed plan for the Trust's dissolution and complete liquidation, (iii) FOR the ratification of the Trustees' selection of Arthur Andersen LLP as the Trust's independent auditors for the year ending December 31, 1998, and (iv) in the discretion of the proxy holders as to any other matter that properly may come before the Annual Meeting. Management has not received notice of any matter, other than those described in this Proxy Statement, that will be presented for consideration at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a Proxy pursuant to this solicitation has the power to revoke it at any time before it is voted either (i) by filing with the Trust at its principal executive offices a written notice of revocation or a duly executed Proxy bearing a later date, or (ii) by attending the Annual Meeting and electing to vote in person. Mere attendance at the Annual Meeting will not have the effect of revoking a Proxy.


                           GENERAL TRUST INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth the amount and nature of the beneficial ownership of shares as of June 30, 1998 by (i) each person known by the Trust to own more than 5% of the outstanding shares (based upon filings made with the Securities and Exchange Commission), (ii) each Trustee, and (iii) all the Trustees and executive officers as a group. The following table also sets forth the business address of each such person and Trustee.

                                                           Amount of Shares
                                                          Beneficially Owned          Percent
Name and Address                                       Directly or Indirectly (1)     of Class
----------------------------------------------------------------------------------------------
Turkey Vulture Fund XIII, Ltd.                                297,344 (2)               9.8%
     7001 Center Street
     Mentor, Ohio 44060

Steven A. Calabrese                                           290,265 (3)               9.6%
     1110 Euclid Avenue
     Suite 300
     Cleveland, Ohio 44115

Allen K. Meredith                                             151,000 (4)               5.0%
     3000 Sand Hill Road
     Building 1, Suite 100
     Menlo Park, California 94025

Peter O. Hanson                                                 3,640                    (7)
     235 Moore Street
     Hackensack, New Jersey 07601

Lorraine O. Legg                                                1,000 (5)                (7)
     655 Montgomery Street
     Suite 800
     San Francisco, California 94111

Robert E. Morgan                                                    -                     -
     7 San Sebastian
     Newport Beach, California 92660

James M. Pollak                                                 1,000 (6)                (7)
     Post Office Box 1308
     Ennis, Montana 59729

Herbert E. Stansbury, Jr.                                           -                     -
     11 La Salle Avenue
     Piedmont, California 94611

All Trustees and executive officers as a group                  5,640 (5)(6)             (7)
(6 persons)

____________________
(1) Unless otherwise indicated in these footnotes, the persons listed above have sole voting and investment power over the shares attributable to them, subject to community property laws where applicable.

(2) Based on Amendment No. 1 to Schedule 13D dated August 4, 1997, which indicates that Mr. Richard M. Osborne, as sole manager of Turkey Vulture Fund XIII, Ltd., had sole voting and dispositive power over 297,344 shares owned by the Fund and may be deemed to beneficially own such shares.

(3) Based on Amendment No. 1 to Schedule 13D dated October 21, 1997, which indicates that Mr. Calabrese had sole voting and dispositive power over 290,265 shares.

(4) Based on Schedule 13D dated August 19, 1997, which indicates that Mr. Meredith had sole voting and dispositive power over 151,000 shares.

(5)  Held directly by the TIS Profit Sharing Trust FBO Ms. Legg.

(6) Includes 500 shares owned by Mr. Pollak's spouse for which he disclaims beneficial ownership.

(7)  Less than 1%.

TRUSTEES AND COMMITTEES

     The Board has standing Executive, Audit and Nominating Committees. Messrs. Stansbury and Pollak currently serve as members of the Executive Committee, Messrs. Morgan and Stansbury currently serve on the Audit Committee, and Messrs. Stansbury and Pollak serve on the Nominating Committee. The Board has no standing compensation committee and no committee performing similar functions.

     The Executive Committee is empowered to exercise any of the Board's powers over the Trust's business affairs except those powers specifically reserved to the full Board or to the shareholders. The Audit Committee recommends the services of independent accountants, reviews and evaluates those services, and monitors internal control of the Trust's accounting procedures. The Nominating Committee considers issues of Board composition and organization, develops specifications of qualifications for candidates for Board membership, and recommends to the full Board individuals to fill Board vacancies. Shareholders wishing to nominate Trustee candidates for consideration by the Nominating Committee may do so by notifying the Trust's Secretary in writing, identifying the candidate and setting forth the candidate's qualifications and relevant biographical data.

BOARD AND COMMITTEE MEETINGS

     During 1997, the Board held 15 meetings, many of which were for the purpose of considering alternatives to liquidation. There were no separate meetings of the Audit Committee. In addition, there were no meetings of the Executive Committee or the Nominating Committee held during 1997.

     During 1997, each incumbent Trustee attended at least 75% of (i) the total number of Board meetings held during the period that he or she was a Trustee plus (ii) the total number of meetings held by all

Board committees on which he or she served during the periods that he or she served on those committees.

COMPENSATION OF TRUSTEES

     Trustees' Annual Fees.  The Company pays each independent Trustee an annual
     ---------------------
fee of $8,000. In 1997, Messrs. Hanson, Morgan, Pollak, and Stansbury were each entitled to receive $8,000 as a Trustee fee.

     Chairman's Fees.  The Chairman, as a member of the Executive, Audit and
     ---------------
Nominating Committees, is not paid a fee for participating in Committee meetings. Instead, the Chairman is entitled to an annual fee of $5,000.

     Committee and Other Meeting Fees.  The independent Trustees are also
     --------------------------------
entitled to be paid $500 for each Board meeting attended in person, $400 for each committee meeting attended in person, and $300 for each Board or committee meeting attended by means of conference telephone call. Trustees are also paid $300 per half day for time spent attending to the Trust's business. During 1997, Mr. Hanson was paid $5,200, Mr. Morgan was paid $3,600, Mr. Pollak was paid $4,500, and Mr. Stansbury was paid $5,000, in respect of meeting fees.

     Special Fees.  Mr. Pollak was paid $10,000 for his services as special
     ------------
liaison for the Trustees with respect to the negotiations and sale of the Charleston property.

     Reimbursement.  All Trustees are reimbursed for reasonable travel and other
     -------------
out-of-pocket expenses incurred in connection with attending Board and committee meetings.

     As a result of Ms. Legg's ownership interest in E&L Associates ("E&L"), she does not meet the criteria for independent Trustee status, and, as a result, does not receive any fees in her capacity as a Trustee.

COMPENSATION OF EXECUTIVE OFFICERS

     Since February 23, 1996, the Trust has had no employees and no compensation has been paid to its executive officers. At that time, the Trust entered into an agreement with E&L as described below. In addition to Ms. Legg, who is President and Chief Executive Officer of the Trust, the other executive officer of the Trust is John E. Castello, Executive Vice President, Chief Financial Officer and Secretary. Michael Gilbert was Vice President Real Estate during 1997 and early 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective February 24, 1996, the Trust entered into an agreement with E&L to provide property management and certain other administrative services to the Trust. Under this agreement, E&L received a monthly fee of $8,333 to June 30, 1996. Effective July 1, 1996, the monthly fee was increased to $10,000. During 1997, E&L received fees of $120,000. In connection with the sale of the Charleston property (see "Proposal Two - Approval of Plan of Complete Liquidation and Dissolution - Background and Reasons for the Plan"), E&L received a fee of $233,000 under an incentive plan adopted by the Trustees for E&L's arranging, structuring, negotiating and closing the transaction. E&L is a wholly-owned subsidiary of a company in which Lorraine O. Legg (the Trust's President, Chief Executive Officer and a Trustee) has an ownership interest. Other than the management fees paid to E&L, Ms. Legg receives no other compensation from the Trust.

MARKET FOR SHARES

     Until January 9, 1998, the principal market on which the shares were quoted was the National Market System of the Nasdaq Stock Market. Thereafter, the shares began trading on the Small Cap Market of the Nasdaq Stock Market. The listing symbol of the shares is MPTBS.

     As of July 31, 1998, the Company had outstanding a total of 3,031,618 shares. As of the same date, these shares were held by approximately 2,560 holders of record (this figure does not reflect beneficial ownership of shares held in nominee names).

     The following table sets forth the published high and low closing sales prices for the shares during each calendar quarter for 1996 and 1997 and the first two calendar quarters of 1998 (amounts in dollars).


Calendar Quarter    High            Low
----------------    ----            ---
   1996
   ----
   First            3-3/4           0-1/2
   Second           2-1/8           1
   Third            2-3/8           1-3/8
   Fourth           3               2

   1997
   ----
   First            3-1/2           2-7/8
   Second           3-5/8           2-5/8
   Third            4-1/4           0-13/16
   Fourth           1-1/2           1

   1998
   ----
   First            1-1/2           0-7/8
   Second           1-9/16          0-7/8

     On August 28, 1998, the last reported price for the Trust's shares on the Nasdaq Small Cap Market was $0-7/8.

     The Trust suspended the payment of dividends in the fourth quarter of 1992 with the goal of preserving and enhancing its future liquidity. However, as a result of the sale of the bulk of its properties in February 1996, the Trust paid a dividend on March 22, 1996 of $1,000,434 in cash (or $0.33 per share) and 390,360 shares of MIT common stock (or 0.1287 of a share of MIT common stock per Trust share) to shareholders of record at the close of business on March 12, 1996. In August 1997, the Trust sold its remaining property and on September 12, 1997, paid a cash dividend of $9,094,854 (or $3.00 per Trust share) to shareholders of record on September 2, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's trustees and executive officers, and any beneficial owners of more than 10% of the shares, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Trust's securities. The Company believes that all Section 16(a) filing requirements applicable to such persons were complied with during 1997.


                      PROPOSAL ONE - ELECTION OF TRUSTEES
                      ------------

GENERAL

     The Board has nominated Peter O. Hanson, Lorraine O. Legg, Robert E. Morgan, James M. Pollak and Herbert E. Stansbury, Jr. to serve as members of the Trust's Board until the earlier of (i) the complete liquidation of the Trust or
(ii) the next annual meeting of the shareholders and the election and qualification of their successors. The number of Trustees is currently fixed at five. Accordingly, shareholders should vote for no more than five Trustees.
The Declaration of Trust provides that a majority of the Trustees shall be "Independent Trustees." An "Independent Trustee" generally means a Trustee who is neither an affiliate of a person or entity providing services to the Trust nor is himself or herself performing services for the Trust other than as a Trustee. Four of the nominees named below would be "Independent Trustees."

     Each of the persons listed below as nominees currently are Trustees of the Trust whose present terms expire at the Annual Meeting. Each nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the election of the nominees named below. However, if any nominee becomes unavailable for election for any reason, the shares represented by those Proxies will be voted for any substitute nominee designated by the Trustees. Assuming that a quorum is present, the nominees who receive the five highest number of affirmative votes and the affirmative vote of not less than a majority of the votes cast at the Annual Meeting will be elected as Trustees. Shareholders do not have the right to cumulate their votes in the
                              ---
election of Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED BELOW.
IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

NOMINEES

     The following summary indicates each nominee's age, current position with the Trust and business experience during at least the past five years.

Peter O. Hanson
Trustee
Age:  65


     Mr. Hanson has been Chairman of James E. Hanson, Inc., an industrial real estate development, property management and realty brokerage firm, since 1966. Since 1984, he has served as President of

Property Investors Associates, Inc. (a subsidiary of James E. Hanson, Inc.), which is the general partner of five public real estate partnerships. He has been a director of seven privately-held corporations and general partner of 11 privately-held real estate partnerships. He currently serves as a director of New American Network and Meridian Industrial Trust, Inc. Mr. Hanson is a member of the Society of Industrial and Office Realtors and served as its National President in 1985. He is also a member of the New York Metropolitan Real Estate Brokers Association and in 1970 was its President. Mr. Hanson holds a BA degree from Colgate University. Mr. Hanson has served as a Trustee of the Trust from April 1992 through October 1993, and since June 1994.

Lorraine O. Legg
Trustee
Age:  58

     Ms. Legg has served as a Trustee of the Trust since October 1993 and its President and Chief Executive Officer since February 1996. She has been President and Chief Executive Officer and a director of TIS Financial Services, Inc. since 1984, TIS Mortgage Investment Company since 1988, and TIS Asset Management, Inc. since 1990. She is also President and Chief Executive Officer and a director of Corporate Capital Investment Advisors and its subsidiaries. TIS Financial Services, Inc. and its affiliates advise and manage portfolios for individuals and corporations. In addition, Ms. Legg is a director of CFI ProServices, Inc., located in Portland, Oregon. Ms. Legg has over 35 years of experience in corporate and real estate finance and real estate operations.

Robert E. Morgan
Trustee
Age:  78

     Mr. Morgan has served as an independent consultant since 1988, primarily assisting financial institutions with respect to problem commercial loans and commercial real estate. From 1984 to 1988, he served as President and General Manager of Coldwell Banker Real Estate Finance Services, and from 1981 to 1988 as President and General Manager of Coldwell Banker First Newport. Mr. Morgan has over 48 years of real estate experience. He currently serves as a director of Pacific Gulf Properties (a real estate investment trust). Mr. Morgan has served as a Trustee of the Trust since March 1993.

James M. Pollak
Trustee
Age:  65

     Mr. Pollak has been owner of James Pollak Company, an independent real estate investment, development and advisory firm since 1985. From 1979 to 1985, he was Chief Executive Officer of Christiana Investment Realty, Inc., a real estate investment banking firm and developer of commercial and industrial properties. Mr. Pollak has spent most of his real estate and finance career living in Europe and Latin America. He founded the real estate investment bank of Banco Nacional de Mexico. As a long-time member of the Urban Land Institute, he served as International Vice Chairman of its Industrial and Park Council. He graduated from Yale University in 1954 with an AB degree and from the University of California at Los Angeles in 1966 with an MBA degree. Mr. Pollak has been a Trustee of the Trust from 1982 to 1986 and since 1991.

Herbert E. Stansbury, Jr.
Chairman and Trustee
Age:  72

     Mr. Stansbury has served as a director of San Francisco Federal Savings and Loan Association since 1973 and served as its Board Chairman from 1986 to 1994. He has been a director of the Mountain View Cemetery Association since 1985 and its President since 1996. He owns Stansbury & Company (a consulting firm) and Smart Chart Productions (financial cartoon humor for syndication). He is also a former director and/or past President of four firms in the hospital and biomedical research field as well as a publisher and author. Mr. Stansbury received his BA degree from the University of California at Berkeley in 1947 and was awarded the University's "Wheeler Oak Meritorious Service Award" in 1982 and the "Director's Citation for Intercollegiate Athletics" in 1991. Mr. Stansbury has been a Trustee of the Trust since 1988 and Chairman since 1991.

ADDITIONAL INFORMATION CONCERNING NOMINEES

     The business addresses of the nominees and information concerning the share ownership of the nominees can be found under "General Trust Information - Security Ownership of Certain Beneficial Owners and Principal Shareholders."

     Within the last two years, Ms. Legg has been the only nominee who has purchased or sold any equity securities of the Trust. On June 12, 1996, the TIS Profit Sharing Trust FBO Ms. Legg purchased 1,000 shares for cash. During the period from May 15, 1998 through June 1, 1998, in a series of sales, Mr. Hanson's spouse sold a total of 10,300 shares as to which Mr. Hanson disclaimed beneficial ownership; the sales occurred on the following dates: 5,000 shares were sold on May 15, 2,000 shares on May 19, 500 shares on May 21, 900 shares on May 26, 900 shares on May 27, and 1,000 shares on June 1.

     Except as otherwise set forth in this Proxy Statement, none of the nominees, any "associate" of a nominee or any other person who may be deemed a "participant" in the proxy solicitation is the beneficial or record owner of any shares of the Trust, nor are any of them the beneficial owners of any class of securities of any parent or subsidiary of the Trust.

     Except as otherwise set forth in this Proxy Statement, none of the nominees, any "associate" of a nominee or any other person who may be deemed a "participant" in the proxy solicitation has purchased or sold any shares within the past two years, borrowed any funds for the purpose of acquiring or holding any shares or is or was within the past year a party to any contract or arrangement or understanding with any person with respect to any securities of the Trust.

     Except as otherwise set forth in this Proxy Statement, none of the nominees, any "associate" of a nominee or any other person who may be deemed a "participant" in the proxy solicitation has any arrangement or understanding with any person (A) with respect to any future employment by the Trust or its affiliates or (B) with respect to any future transactions to which the Trust or any of its affiliates will or may be a party.

     Other than as described in this Proxy Statement, there has not been any transaction since the beginning of the Trust's last fiscal year and there is not currently any proposed transaction to which the Trust is a party, in which any nominee, any immediate family member of a nominee or any other person who may be deemed a "participant" in the proxy solicitation had or will have a direct or indirect material interest.

     None of the nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.


                    PROPOSAL TWO - APPROVAL AND ADOPTION OF
                    ------------
                  PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

INTRODUCTION

     In August 1997, the Trust sold its remaining interest in real property, which placed it in a position to wind up and dissolve. As discussed below, the Trustees investigated various alternatives, including the sale or liquidation of the Trust. On December 12, 1997, the Trustees unanimously voted to approve the Plan of Complete Liquidation and Dissolution (the "Plan"), a copy of which is attached to this Proxy Statement as an Appendix. The Trust's organizational documents require the affirmative vote of not less than a majority of the shares outstanding for the adoption of the Plan.

     If the Plan is approved and adopted by the shareholders and the current Trustees are reelected, the Trustees intend to pay or otherwise provide for all the Trust's debts, obligations and liabilities (including contingent liabilities), to distribute the remaining funds of the Trust to the shareholders and otherwise to liquidate and wind up the affairs of the Trust. Following the Trust's final liquidating distribution, the Trustees will file with the Trust's records a document setting forth the fact of the Trust's termination, and those records will be closed. In accordance with Section 8.2 of the Declaration of Trust, the Trustees will then be discharged from all further liabilities and duties with respect to the Trust, and the rights, interests and obligations of the shareholders will cease. The terms and conditions on which the Trust's liquidation will take place and the procedures that will be followed are described in greater detail below and in the Plan.

     If the current Trustees are not reelected or the Plan is not approved and adopted by the shareholders, the prospect of future cash distributions to shareholders, at least in the near term, is uncertain.

     If the present Trustees are reelected and the Plan is not adopted by the shareholders, the Trustees will explore the alternatives then available for the future of the Trust. However, they believe there are no feasible alternatives to liquidation at the present time that are likely to assure greater shareholder value. In addition, the Trustees believe that, because of continuing public reporting compliance and overhead costs, a failure to liquidate promptly in accordance with the provisions of the Declaration of Trust and the Plan could reduce, if not eliminate, the likelihood or amount of any liquidating distributions to shareholders.

BACKGROUND AND REASONS FOR THE PLAN

     The Trust is a self-liquidating, finite-life business trust which commenced its operations in 1983 and elected to operate as a "real estate investment trust" (a "REIT") for federal income tax purposes. Pursuant to the Trust's self-liquidating policy as set forth in the Trust's organizational documents, net proceeds of the sale or refinancing of the Trust's properties are to be distributed to shareholders rather than reinvested in additional properties. As a result of this self-liquidating policy, at the time the Trust commenced operations its anticipated duration was seven to ten years, although the exact timing and extent of liquidating distributions were subject to various factors, including the real estate market and general economic conditions.

     The Trust's objective was to make equity investments in income-producing industrial and commercial real estate in selected areas of projected growth in the United States. Prior to February 23, 1996, the Trust had interests in ten properties, all but one of which (the Charleston property) were sold on that date to MIT. As a result of this sale, the Trust paid a dividend on March 22, 1996 of $1,000,434 in cash (or $0.33 per share) and 390,360 shares of MIT common stock (or 0.1287 of a share of MIT per Trust share) to shareholders of record on March 12, 1996. At that time, the Trust stated that its principal objective was to sell the Charleston property, adopt a plan of liquidation, distribute its net assets to its shareholders and then liquidate.

     In November 1996, the Board of Trustees engaged in a discussion about the possibility of enhancing shareholder value by sale of the Trust after selling the Charleston property. An investment banker was interviewed and offered to locate a purchaser for the Trust and to negotiate and handle the sale. As the prospect of selling the Charleston property improved in the middle of 1997, the Board consulted further with the investment banker about the process of selling the Trust and considered whether this should be pursued. On July 8, 1997, the investment banker was engaged to seek potential buyers of the Trust.

     During this period, the Trust received from Turkey Vulture Fund XIII, Ltd. (the "Turkey Vulture Fund"), managed by Mr. Richard M. Osborne, requests for a shareholder list, for an annual meeting of shareholders, and for a special meeting of shareholders for the removal and election of trustees. The Turkey Vulture Fund had acquired a significant number of shares of the Trust in July 1996. In July 1997, the Turkey Vulture Fund amended the Schedule 13D it had filed with the Securities and Exchange Commission to the effect that the Turkey Vulture Fund and Mr. Osborne intended to work together with Messrs. Calabrese and Meredith and the Trust's management to create value for the shareholders. Their stated intention was to try to convince management to take steps to have the shareholders convert the Trust to a perpetual-life REIT.

     When the sale of the Charleston property became imminent, the Trustees discussed the progress being made to explore selling the Trust as an alternative to liquidation and termination. On August 14, 1997, the President of the Trust fixed October 9, 1997 as the date for a special meeting of shareholders. The Trustees determined at that time that they would review in mid-September the level of interest expressed by parties contacted by the Trust's investment banker. It was believed that the Trustees could then better evaluate the alternatives of either selling or liquidating the Trust. The Trustees weighed each of the alternatives presented against the relative certainty of the shareholders receiving a cash distribution within an anticipated range in the near future. They also recognized that the feasibility of implementing an alternative plan would depend to a great extent upon the involvement or support of the Turkey Vulture Fund.

     On August 21, 1997, the Trust sold the Charleston property consisting of six research and light industrial buildings, totaling 119,041 square feet of space on an eight-acre site adjacent to the Bayshore Freeway in Mountain View, California. The total sales price was $13,000,000 less a $1,350,000 credit for estimated environmental remediation work and related costs resulting in a net sales price of $11,650,000. The Trust realized a gain of approximately $4,349,000 on the sale. The Trust announced at the time of the sale that the Board of Trustees was in the process of evaluating the options available, including sale or liquidation of the Trust. Following the sale, the Trust's assets consisted almost exclusively of cash and cash equivalents and its only income was from investment of its remaining funds. Accordingly, the Board of Trustees declared a dividend in the amount of $3.00 cash per share, which was paid on or about September 12, 1997 to shareholders of record on September 2, 1997. The rest of the funds were held pending a decision by the Trustees as to the best course of action to pursue. No separate valuations were obtained by the Trustees in connection with making this decision.

     During this period, the investment banker was making inquiries and seeking from various parties, including Mr. Osborne, indications of interest in purchasing the Trust. At a meeting of the Board of Trustees on September 19, 1997, the investment banker reported on the status of his inquiries. On October 6, 1997, he provided the Trustees with details on those expressing an interest, his evaluation of the prospects and the results of his due diligence. This was continued on October 8, 1997, at which time several Trustees arranged to meet with a few of the prospects. In view of this activity and the expressions of interest, the special meeting of shareholders was not held on October 9, 1997.

     Negotiations ensued with one of the prospects over a proposed structure that included the issuance of additional stock by the Trust for cash, the issuance of warrants and the allocation of values in connection with the contribution of properties for shares. In the next few weeks, the proposal for issuance of shares and warrants was dropped and contact was made by the prospect with Mr. Osborne about the possibility of purchasing his shares and those of others associated with him. Since Mr. Osborne was then unwilling to sell his shares, the issuance of stock by the Trust was again raised. The Trustees were not agreeable to such an issuance because, among other things, it appeared to be inconsistent with the self-liquidating nature of the Trust. As a consequence, this proposal was withdrawn on November 21, 1997.

     The Trustees met on November 21, 1998, and subsequently the investment banker was provided with a request for proposal form that had been developed by the Trust. The request for proposal asked for information geared to evidencing the enhancement of value to the shareholders and the protection of the Trust's assets from being dissipated. On December 8, 1997, a response was received from one prospect and the Trustees reviewed and rejected the proposal at a meeting on December 12, 1997. The Trustees also reviewed other alternatives, including the status of discussions with other parties who had earlier expressed an interest, including Mr. Osborne. It did not appear to the Trustees that any of these alternatives were promising under the circumstances. Having concluded that the alternatives to proceeding with liquidation of the Trust were not as likely to assure greater value for shareholders, the Trustees adopted the Plan and determined to proceed with liquidation, including holding an annual meeting of shareholders to elect Trustees and to vote on the Plan. The Trust issued a press release on December 16, 1997, announcing the adoption of the Plan by the Trustees and the proposed submission of the Plan for consideration by the shareholders at an annual meeting to be held in 1998.

     During this period, counsel for the Trust and counsel for Mr. Osborne were working on an agreement to facilitate the holding of an annual meeting and regulating the costs and the conduct of the respective parties in connection with a meeting. At the end of September 1997, the Trust provided a shareholder list to Mr. Osborne's counsel.

     Between December 15, 1997, and January 8, 1998, two parties revised their proposals and another party from Portland, Oregon indicated an interest in exploring an offer. A meeting of the Board of Trustees was held on January 10, 1998, at which these proposals were considered. It was pointed out that none of them adequately addressed the issues covered by the request for proposal. In analyzing these proposals, the Trustees were concerned over the risk to shareholders in comparison with a liquidation, but determined that management should contact these parties to see whether a transaction more favorable to the shareholders might be possible. In the meantime, plans were proceeding to hold an annual meeting.

     In subsequent conversations with the various parties, the interest of all but the Portland group waned. On February 5, 1998, the Portland group submitted a revised letter and term sheet to the Trust. The Trust also received a copy of a letter of intent dated February 24, 1998 between Richard Osborne and an investor from Atlanta, Georgia. This letter contemplated, among other things, certain financing and other plans for the Trust and the resignation of the current Trustees. On March 5, 1998, the Trustees met to consider these new developments. The Trustees were informed that representatives of the Portland group were discussing with Mr. Osborne a purchase of the shares held by the Turkey Vulture Fund and certain others. The consensus of the Trustees was that nothing presented should cause the Trust to deviate from its intention to proceed with an annual meeting and implement the Plan. The Trustees expressed concern over endorsing anyone under circumstances where there was uncertainty about the future of the Trust and whether the shareholders would benefit.

     On March 10, 1998, the Portland group revised its proposed term sheet, which called for a limited tender offer and declaration of a dividend, and later made a request for due diligence materials. The Trustees met on March 12, 1998, and representatives of the Portland group explained to them the terms of their proposal, as well as their discussions with Mr. Osborne. The Trustees then went over the March 10th term sheet, discussed certain of the terms with representatives of the Portland group and imposed outside dates by which certain events, including the purchase by the Portland group of the shares held by the major shareholders, would have to occur if an agreement were to be reached with the Trust.

     The Trust was furnished a copy of a letter dated March 20, 1998, providing for the sale by the Turkey Vulture Fund and certain other major shareholders of their shares to the Atlanta investor. On March 25, 1998, the Trust entered into a confidentiality agreement with the Atlanta investor. On March 30, 1998, the Trust was advised that the Atlanta investor's purchase of shares owned by the Turkey Vulture Fund and others would not be concluded. The Trust then entered into a confidentiality agreement with the Portland group on March 31, 1998.

     On April 3, 1998, a group from Texas submitted a letter indicating a desire to explore a transaction and urged the Trustees to hold off implementing the Plan. Another letter dated April 22, 1998, was received from the Texas group, which had been in contact with Mr. Osborne. The Trust was later informed that the Portland group was no longer interested in pursuing a transaction with the Trust. The interest of the Texas group appeared to continue and it again affirmed discussions with Mr. Osborne about the purchase of his shares. The Trust has heard nothing from the Texas group since July 15, 1998, and it is assumed that it no longer has an interest in a transaction with the Trust. There are at present no open offers being considered by the Trust and there have been no ongoing purchase-related discussions between the Trust and third parties since mid-July 1998.

     On June 16, 1998, the Trust was informed of the filing on June 12, 1998, of two lawsuits by the Turkey Vulture Fund in the California Superior Court in San Francisco. One lawsuit seeks to compel the Trust to hold an annual meeting of shareholders, and the other lawsuit seeks monetary damages from the Trustees of approximately $600,000 for breach of fiduciary duty for allegedly failing to preserve the Trust's REIT status. The Trust has not held an annual meeting of shareholders to elect trustees since February 10, 1995. However, a special meeting was held in February 1996, at which the shareholders approved the sale of all but the Charleston property for cash and stock of MIT. An attempt was then made to find a buyer for the Charleston property with the expectation that the Trust would be liquidated. As discussed above, the Trustees began exploring alternatives to liquidation prior to closing the sale of the Charleston property, which occurred in August 1997, and they deferred holding a meeting of shareholders until it could be finally determined whether any of the alternatives were feasible and could assure shareholders greater value than they might receive on liquidation of the Trust. On July 1, 1998, the Board of Trustees adopted resolutions to hold the Annual Meeting of Shareholders to consider and vote on, among other things, the election of trustees and approval and adoption of the Plan.

DISTRIBUTIONS

     At June 30, 1998, the Trust had total assets of $2,648,661, including $573,986 of cash and cash equivalents and a $2,019,461 investment in mortage-related assets. Under the Plan, any distributions to the shareholders will be made at such time or times and on such terms as are determined by the Trustees. The amounts will depend upon the amounts deemed necessary or appropriate to pay or adequately provide for the Trust's fixed and contingent debts, obligations and liabilities, the costs of continuing compliance and other overhead requirements and the expenses of liquidation. It is estimated that the Trust's operating costs in anticipation of liquidation (including extended insurance coverage) would increase to about $377,000 for four months and $437,000 for six months and that the costs of the annual meeting, liquidation and dissolution would range from $165,000 to $200,000. Accordingly, the total of these costs could range from about $542,000 to $637,000, before taking into account the establishment of any reserves. Assuming net assets of $2,500,000 and allowing for some fluctuation, it is estimated that as much as $1,940,000 or $0.63 a share, could be available for distribution. However, the reserve that may be necessary to cover fixed and contingent debts, liabilities and obligations (including the indemnity trust) is estimated at $350,000, which would leave about $1,513,000, or $0.50 a share, available for distribution. No assurance can be given that the Trust's liabilities and expenses, or reserves established to cover contingent liabilities, will not reduce the amounts to be distributed below the Trust's current expectations or even eliminate the possibility of distributions to shareholders. The establishment of reserves to cover contingent liabilities and anticipated future expenses, as contemplated by the Plan, is consistent with the Trust's self-liquidating policy.

EFFECT ON TRADING AND REGISTRATION

     The Trust's shares are currently traded in the over-the-counter market. They will continue to be transferable, subject to current restrictions on the transferability and ownership of shares, until the date set by the Trustees (the "Stop Trading Date") before the record date for any final liquidating distribution. The adoption of the Plan, however, could materially and adversely affect the market value and ability to locate a purchaser for the shares. The Trust intends to close its stock transfer books permanently on a date no later than the record date for any final liquidating distribution. Before the Stop Trading Date, the Trust will notify all shareholders and certain brokers and market makers of the Trust's intentions to cease all trading effective on the Stop Trading Date.

     The Trust also anticipates that, following approval of the Plan, the shares will remain registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the Trust will continue to comply with the reporting and proxy solicitation requirements of the Exchange Act and furnish reports to its shareholders until the earlier of such time as the Trust is no longer subject to the registration and reporting requirements under the Exchange Act or the Trust is terminated.

SUMMARY OF THE PLAN

     The summary of the Plan set forth below describes in general terms certain material provisions of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as an Appendix.

     If the Plan is approved by the shareholders, the Trustees will have the ability, pursuant to the Plan, to dispose of the Trust's remaining non-cash assets and, after providing for the liabilities of the Trust, distribute the proceeds to the shareholders and terminate the Trust. The Plan grants to the Trustees complete authority to execute such documents and to take such other actions as they in their discretion deem necessary or appropriate to effect the dissolution and complete liquidation. The Plan contemplates that the Trustees will carry out the provisions of the Plan.

Adoption of Plan; Amendment or Abandonment of Plan

     The Plan will be deemed adopted as of the date of shareholder approval ("Plan Effective Date"). In accordance with the terms of the Plan, the Trustees may amend or modify the Plan without further shareholder approval provided that the amendment or modification is not prohibited by the Declaration of Trust or applicable law. The Trustees may also elect to revoke or abandon the Plan without further shareholder approval. IF THE CURRENT TRUSTEES ARE NOT REELECTED AT THE ANNUAL MEETING, IT IS LIKELY THAT THE PLAN WILL BE ABANDONED.

Continuation of Existence

     Following the Plan Effective Date, the Trust will nevertheless continue its existence but will not carry on any business except that appropriate to wind up and liquidate its business and affairs, including converting its remaining assets to cash, discharging or making provision for discharging its liabilities, distributing any remaining funds among its shareholders according to their interests, and performing every other act necessary or appropriate to wind up and liquidate its business and affairs, all in accordance with California law.

Provision for Liabilities

     The Trust will notify all parties with known claims against the Trust of the dissolution of the Trust and set a date by which any claim by such creditors shall be filed with the Trust. The Trust will pay or satisfy, or make reasonable provision to pay or satisfy, all Trust liabilities, debts and obligations, including all contingent, conditional, or unmatured liabilities, in the manner and amounts determined by the Trustees.

     The ownership of real estate entails environmental risks and potential liability to owners, including former owners. Environmental investigation at the Golden Cove property sold to MIT in 1996 indicated that soil at the property contained volatile organic compounds in concentrations that exceeded the clean-up goals typically cited by the California Regional Water Quality Control Board ("RWQCB"). As part of the sale transaction, the Trust was obligated fully to fund the remediation costs, for which it had previously accrued $140,000 in 1994. Approximately $95,000 had been expended by the Trust for remediation costs through December 1997 and it does not believe that any additional costs will be incurred, but there can be no assurance to that effect. The Trust may be entitled to seek contribution and indemnity for the remediation costs against other potentially responsible parties who may have caused the contamination at the property.

     In the late 1980's the San Francisco Bay Region of the RWQCB requested that the Trust investigate and characterize soil and groundwater contamination of the Charleston property. The Trust engaged an environmental engineering firm that discovered the presence of trichloroethylene and other solvent chemicals in the groundwater. The RWQCB deferred issuing a Site Cleanup Requirements ("SCRs") order to give the Trust time to complete the pending sale of the Charleston property. As part of the sale, the purchaser agreed to indemnify the Trust broadly against the pending SCRs and other types of environmental claims. Its indemnity is backed by an environmental insurance policy placed with Reliance Insurance Company of Illinois. It is possible that the RWQCB could still name the Trust when it ultimately issues its SCRs order for the property based on the Trust's former ownership. If that occurs, the Trust would tender the SCRs order to the purchaser for compliance. Similarly, the Trust would tender any other environmental claim brought against it to the purchaser pursuant to the indemnity.

     The Plan empowers the Trustees, in their absolute discretion, to cause the Trust to set aside funds of the Trust, including funds realized from the disposition of the Trust's assets, as a reserve (the "Contingency Reserve") for
(i) satisfying actual or potential liabilities of the Trust, (ii) defending against claims, (iii) paying all expenses of the collection, conservation, and sale, exchange or other disposition of the Trust's assets and of the dissolution and liquidation provided for in the Plan, and (iv) such other purposes as the Trustees deem necessary, appropriate or desirable in connection with the winding up of the Trust's business and affairs. The Trust expects to establish an irrevocable trust for the benefit of its Trustees and officers and to initially fund the trust with $350,000 (which is the amount of the deductible under the Company's directors' and officers' liability insurance) for the purpose of advancing the costs of their defense with respect to the claims made in one of the pending lawsuits by the Turkey Vulture Fund and paying any other amounts to which the Trustees and officers may be entitled by virtue of indemnification for such claims or otherwise. See "Background and Reasons for the Plan." All unexpended funds will revert to the Trust for the benefit of the shareholders. If any additional claims against the Trustees, officers or agents are made or appear likely to be made at the time of the liquidating distribution, the Trustees may increase the amount held by the irrevocable trust or create a separate Contingency Reserve to pay (i) any such claims pursuant to the Trust's obligation or agreement to indemnify such persons or (ii) any insurance premiums required to obtain or maintain directors' and officers' liability insurance or comparable insurance coverage.

     Immediately following the liquidating distribution, the Trustees plan to file with the Trust's records a written certificate setting forth the fact of the Trust's termination. Thereafter, as provided by Section 8.2 of the Declaration of Trust, "[T]he Trustees shall thereupon be discharged from all further liabilities and duties [under the Declaration of Trust], and the rights and interests and obligations of all Shareholders shall thereupon cease." A copy of the form of certificate is attached as an Exhibit to the Plan. See "Indemnification" and "Interests of Certain Persons in Matters to be Acted Upon" below.

Indemnification

     The Trust is obligated to indemnify its Trustees, officers, employees and agents in accordance with the Declaration of Trust and indemnification agreements entered into between those parties for all actions taken before the Plan Effective Date and in connection with the Plan and the winding up of the affairs of the Trust. All such indemnification obligations will survive the dissolution and liquidation of the Trust. The Trust's obligation to indemnify those persons may be satisfied out of the Trust's assets before any final distribution. The Trustees in their absolute discretion are authorized to obtain and maintain such insurance as may be necessary or appropriate to cover the Trust's obligations hereunder. They intend to exercise the extended coverage option under the Trust's current directors and officers liability insurance or obtain extended coverage beyond the termination of the Trust.

     The Declaration of Trust and indemnification agreements provide that no Trustee, officer or agent of the Trust is liable to the Trust or to a shareholder in connection with the affairs of the Trust except for his or her own willful misfeasance, bad faith, negligence or disregard of his or her duties. The Declaration of Trust further provides that, with certain specified exceptions, no Trustee shall have any personal liability to the Trust or to any shareholder for money damages for any breach of his or her duties as a Trustee. The Declaration of Trust also provides that all third persons must look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. The Declaration of Trust states that "no Trustee, officer, employee, agent, investment advisor or independent contractor of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code, except for that arising from his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties." Without limitation of any rights of indemnification or nonliability, the Declaration of Trust also provides that the Trustees by the Declaration of Trust "make no commitment or representation that the Trust will qualify for the dividends paid deduction permitted by the Internal Revenue Code, and the Rules and Regulations thereunder pertaining to real estate investment trust under the Internal Revenue Code shall not render the Trustees liable to Shareholders or to any other person or in any manner operate to annul the Trust."

     The Trust is obligated to indemnify and hold harmless each Trustee from all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with actions, suits or proceedings to which the Trustee was or is a party or is threatened to be made a party by reason of his or her capacity as such, other than (i) on account of a judgment arising out of a violation of Section 16(b) of the Securities Exchange Act of 1934 or a judgment that indemnification is unlawful, or (ii) claims or liabilities arising out of that Trustee's omission or act committed in bad faith which involves intentional misconduct or a knowing violation of law, an omission or act that the Trustee believed to be contrary to or inconsistent with the best interests of the Trust or its shareholders or a transaction from which the Trustee derived an improper personal economic benefit.

Potential Shareholder Liability

     The Plan contemplates that distributions will be made to the Trust's shareholders only to the extent that assets are available for distribution following payment or provision for all liabilities as discussed above. However, if a court determines that the Trust failed adequately to provide for its obligations, a creditor of the Trust could obtain an injunction delaying or diminishing the amount of any liquidating distribution. Furthermore, Section 2011 of the California Corporations Code provides that after a liquidating distribution is made by a corporation, the shareholders, until the earlier of the expiration of the statute of limitations applicable to the cause of action or four years after the effective date of the dissolution, may as determined by a court be held personally liable for the payment of any judgment against the corporation in an amount equal to the lesser of their pro rata share of the amount of the judgment or the amount actually distributed to them in liquidation of the corporation. While the Trust is not a corporation as defined in the California Corporations Code, it is possible that a court could fashion a remedy applicable to a business trust by analogy to Section 2011 or adopt a similar approach under a trust theory.

Continued Operations

     Following the Plan Effective Date, the Trust will continue to be authorized to hire and terminate such officers, employees, agents, attorneys, accountants, advisors and others as the Trustees deem appropriate and to fix the compensation and other terms of employment or engagement of such parties. The Trust will continue to be authorized (but not obligated) to lease or otherwise provide such offices and other facilities and to pay such general and administrative expenses as the Trustees may deem appropriate. It is expected that the $10,000 monthly fee will continue to be paid to E&L until termination of the Trust.

     The Trustees' exercise of powers after the Plan Effective Date and before the final liquidating distribution to shareholders is subject to the provisions of the Plan, the Declaration of Trust and the Trustees' Regulations (to the extent applicable and not modified by the Plan) and to applicable law. The Plan provides that, except as otherwise specifically provided by the Declaration of Trust, the Trustees' Regulations or any applicable law, the Trustees will not be personally liable for any action taken on behalf of the Trust.

     Adoption of the Plan by the shareholders will not, in and of itself, terminate or otherwise affect the power of the Trust to fulfill or discharge its obligations under any of the Trust's contracts.

Distributions to Shareholders

     After the Trust provides for all its liabilities, debts and obligations in accordance with the Plan as described above, all the remaining Trust assets, if any, will be distributed pro rata to the Trust's shareholders. Any distribution or distributions will be in cash, in such manner, and at such times, as the Trustees may determine. Assuming that the shareholders approve the Plan, that no new claims are filed against the Trust or the Trustees, and that there are no operating or liquidation expenses in excess of those currently contemplated by the Trust, the Trust expects to make distributions totaling between $0.50 and $0.63 per share. See "Distributions" above. The Plan provides that when all liabilities, claims and obligations have been provided for, the Trustees will make a final liquidating distribution to shareholders. Those distributions to the Trust's shareholders will be in complete redemption and cancellation of all of the outstanding shares.

Deposit of Assets Not Transferred

     If any distribution to a shareholder cannot be made (e.g., due to an inability to locate that shareholder), the distribution to which that shareholder is entitled will ultimately be deposited with the state official authorized by applicable law to receive the proceeds of the distribution. The deposit will be held solely for the benefit of and for ultimate distribution to that shareholder (but without interest) subject only to the laws applicable to unclaimed or abandoned funds or property. Upon such deposit, all responsibilities and liabilities of the Trust respecting that distribution will be satisfied and extinguished.

Surrender of Certificates

     Before receiving any final liquidating distribution, shareholders will be requested to surrender their certificates representing their interests in the Trust. Once the Board has designated a record date for determining the shareholders of the Trust entitled to receive the final liquidating distribution, the Trust will send a notice and transmittal form to each shareholder of record on that date. That notice and transmittal form will advise the shareholders of the date on which the liquidating distribution will be made and describe procedures to be followed for the surrender of certificates representing share ownership and the receipt of the liquidating distribution.

Procedures for Dissolution and Termination of Trust

     Following the final liquidating distribution and any deposit of funds with state officials on account of distributions to shareholders that cannot be made, the Trust records will be closed. The Trustees will then sign and lodge among the records of the Trust an instrument substantially in the form of the Exhibit to the Plan setting forth the fact of termination of the Trust, and, in accordance with Section 8.2 of the Declaration of Trust, the Trustees will thereupon be discharged from all further liabilities and duties with respect to the Trust, and the rights and interests of the shareholders will cease.

Regulatory Approvals

     No material consent, approval or authorization of (or filing or registration with) any governmental or regulatory authority, whether federal, state, local or other, is required in connection with the adoption of the Plan. Before the Trust's final termination, the Trust will notify the Securities and Exchange Commission and various taxing authorities of the Trust's winding up and termination and will terminate all reporting obligations.

No Appraisal Rights

     No Trust shareholder will have any rights of appraisal or similar rights of dissenters in connection with approval of the Plan or the transactions contemplated by the Plan. Therefore, if the Plan is approved by the required vote, all shareholders must accept their pro rata share of the net distributable proceeds in exchange for their shares.

ACCOUNTING TREATMENT

     The historical financial statements of the Trust have been presented on a going concern basis with no accrual for costs associated with winding up the Trust's affairs. If the Trustees are reelected and the shareholders approve and adopt the Plan, subsequent financial statements of the Trust will be presented on a liquidation basis whereby all assets will be carried at their estimated net realizable values, and liabilities, including a provision for estimated costs of the Plan, will be stated at their estimated settlement amounts.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF LIQUIDATION

     As a result of expenses that will be incurred, the Trust is not expected to report material net taxable income or to incur any material federal income tax obligations during the liquidation period. The Trust's liquidating distributions should be treated as payments made in exchange for its outstanding shares, and the shareholders should report gain or loss measured by the difference between
(a) the liquidating cash
distributions plus, if a trust is established to provide for liabilities (see "Summary of the Plan -Provision for Liabilities" above), the value of any trust interests distributed to the shareholders and (b) the tax basis of their shares. A shareholder's gain or loss on liquidating distributions will be calculated separately with respect to shares with different bases or holding periods and will be capital gain or loss if the shares are capital assets in the hands of the shareholders at the time of the distribution. Any such capital gain or loss generally will be long-term capital gain or loss if the shareholder has held the shares for more than eighteen months at the time of the liquidating distribution. Under pending legislation, the long-term capital gain holding period is reduced to one year. If the Plan results in more than one distribution to the shareholders, each distribution will first be applied against the adjusted tax basis of the shares to which the distribution relates, and gain will be recognized with respect to a share only after an amount equal to the adjusted tax basis of that share has been fully recovered. Any losses with respect to a share may be recognized only after the Trust has made its final distribution or after it has been determined with reasonable certainty that the last substantial distribution has been made. If the Trust distributes to its shareholders the interests in any trust formed to provide for liabilities, and if such trust later distributes to a shareholder an amount in excess of the value reported by the shareholder for the trust interest received in the liquidation, the shareholder will have income equal to such excess, some or all of which income may be ordinary. The federal income tax treatment of the Trust's liquidating distributions should not be adversely affected if the Trust has ceased to be treated as a REIT.

     Treasury Regulations require shareholders to report the receipt of distributions in complete liquidation unless the distribution is made pursuant to a corporate resolution reciting that the distribution is made in liquidation and the dissolution of the entity making the distribution is completed within one year after the distribution. It is not clear at this point whether these requirements will be met in the case of the Trust.

     Because the foregoing is merely a brief summary of certain tax consequences, considerations that may affect particular shareholders, including foreign shareholders and shareholders that are dealers in securities, have not been discussed. Shareholders are urged to contact their own tax advisors to discuss the impact of the liquidation of the Trust in their own tax situations.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The Trust's Trustees and officers may be deemed to have an interest in the approval of the Plan. While the payment of management fees to E&L will cease upon the final termination of the Trust, the officers will be compensated through E&L for services provided in the course of winding up and liquidating the Trust. The Trustees may obtain and maintain such insurance as may be necessary or appropriate to cover or supplement the Trust's obligations to the Trustees and to the Trust's officers and agents. Further, the Trustees may establish and set aside a contingency reserve to satisfy the Trust's actual or potential liabilities, including the designation of a portion to be used to pay any amounts of actual or potential liabilities to Trustees, officers or agents of the Trust as a result of the Trust's obligation or agreement to indemnify those parties. The Trustees expect to establish and fund an irrevocable trust for this purpose. See "Summary of the Plan - Provision for Liabilities" and "- Indemnification."

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                   PROPOSAL THREE - RATIFICATION OF SELECTION
                   --------------
                            OF INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP has provided independent public accounting services to the Trust since the Trust's inception. The Trust's Board of Trustees has selected Arthur Andersen LLP as the Trust's independent auditors for the year ending December 31, 1998, and has recommended to the shareholders that this selection be ratified. If the shareholders do not ratify the selection of Arthur Andersen LLP as the Trust's independent auditors, or if circumstances arise that make the continuation of Arthur Andersen LLP as the Trust's independent auditors impossible or inappropriate, that selection will be reconsidered by the Trust's Board of Trustees. A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.


                             SHAREHOLDER PROPOSALS

     The Trust anticipates that, if its shareholders approve Proposal Two (Approval and Adoption of Plan of Complete Liquidation and Dissolution), no annual meeting of shareholders will be held in 1999. However, if such a meeting is held, any shareholder desiring management to consider a proposal for action at that meeting, whether or not it is to be included in the Proxy Statement and identified in the form of Proxy, will be considered timely if the proposal is submitted to the Trust's executive office so that it is received a reasonable time before the Trust begins to print and mail proxy material for the meeting.


                                 MISCELLANEOUS

     The proxy statement and the accompanying Proxy are being solicited by the order of the Trustees. The expense will be borne by the Trust. Proxies may be solicited by mail, telephone, telegram or in person. The Trust will request banks, brokerage houses and other institutions, nominees or fiduciaries that hold shares in their names to forward the solicitation materials to the beneficial owners of those shares, and the Trust will reimburse such persons for their reasonable expenses in so forwarding these materials. Trust officers and the Trustees, and regular employees of E&L, as yet undesignated, may, without additional compensation, solicit Proxies by telephone or in person. In addition, the Trust will retain MacKenzie Partners, Inc. to assist in soliciting Proxies for a fee of approximately $15,000 plus reasonable expenses and costs.

                                 OTHER BUSINESS

     Management has not received notice of any other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the shares represented by the Proxies in accordance with their best judgment.

     A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. IF YOU DESIRE A COPY OF ANY SUCH DOCUMENT, PLEASE WRITE
TO: MERIDIAN POINT REALTY TRUST '83, 655 MONTGOMERY STREET, SUITE 800, SAN FRANCISCO, CALIFORNIA 94111.


BY ORDER OF THE TRUSTEES,

John E. Castello, Secretary
San Francisco, California
September 2, 1998

                                    APPENDIX


                           MERIDIAN REALTY TRUST '83
                 PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

          This Plan of Complete Liquidation and Dissolution (the "Plan") for Meridian Point Realty Trust '83 (the "Trust") was adopted by the Trust's Board of Trustees on December 12, 1997, and is as follows:

          1. Upon approval and adoption of this Plan by the Trust's shareholders, the Trust shall dissolve and completely liquidate in accordance with this Plan and all applicable law.

          2. The first step in the Plan is for the Trust to notify its creditors, timely pay its liabilities (including any and all contingent, conditional and unmatured liabilities) and timely discharge its obligations (collectively the "Trust Liabilities") or adequately provide for their payment or performance.

          3. Subject to applicable law and the Board of Trustees' judgment regarding prudent management of the Trust's affairs and the need to pay or perform the Trust's liabilities and obligations, the Trustees may cause the Trust from time to time to make one or more partial liquidating distributions of its funds to the Trust's shareholders.

          4. When the Board of Trustees has determined in its sole discretion that all known liabilities and obligations have been adequately provided for or paid, they shall cause the Trust to make a final liquidating distribution of any funds or other properties then held to its shareholders in redemption of all of the Trust's outstanding shares, with the effect that the Trust shall then be terminated, wound up and dissolved.

          5. The target date for the final liquidating distribution of the Trust and its termination, winding up and dissolution is December 11, 1998. It is hoped that those steps can be accomplished substantially before that date, but it is recognized that it may not be possible to complete those steps by that date.

          6. After the Trust is dissolved, any one or more of the persons who were members of the Trust's Board of Trustees when the Trust dissolved (or any person appointed by any such member) may, on behalf of the persons and entities who were the shareholders of the Trust on the record date for the Trust's final liquidating distribution, exercise any remaining or late-discovered rights or claims of the Trust against any other person or entity.

          7. This Plan shall be subject to, and shall be submitted for, approval by the shareholders of the Trust. The Plan shall be deemed adopted as of the date of shareholder approval.

          8. The Board of Trustees may amend or modify this Plan from time to time in such manner as it deems prudent and appropriate. It may do so without obtaining approval of the Trust's shareholders unless the Trust's Declaration of Trust or applicable law would require shareholder approval.

          9. The Board of Trustees shall be entitled to revoke or abandon this Plan without shareholder approval.

          10. Subject to the control and general direction of the Trust's Board of Trustees, the Trustees and officers of the Trust are authorized to take any and all actions that are necessary or desirable to implement this Plan, including the following:

        A. If and to the extent deemed necessary or desirable by the Board of Trustees in their sole discretion, the Trust may establish and set aside an amount (the "Contingency Reserve") to satisfy actual or potential liabilities of the Trust and all expenses of the collection, conservation and sale, exchange or other disposition of Trust's assets and of the dissolution and liquidation provided for in this Plan, and for such other purposes as the Board of Trustees deems necessary or desirable in connection with the winding up of the business and affairs of the Trust (including, without limitation
            (a) the operation and conservation of Trust assets pending the collection, sale, exchange or other disposition thereof and (b) the designation of a portion of the Contingency Reserve to be used to pay any amounts of actual or potential liabilities to Trustees, officers or agents of the Trust as a result of the Trust's obligation or agreement to indemnify such parties, or to pay any insurance premium required to obtain or maintain directors' and officers' liability or comparable insurance.

        B. In connection with and for the purpose of implementing and carrying out the purposes of this Plan, the Trust may pay any agency, legal, accounting and other fees and expenses of persons rendering services to the Trust in connection with the collection, sale, exchange or other disposition of Trust assets, the investigation and defense of any claims against the Trust or the implementation of any other portion of this Plan.

        C. In connection with any distributions made following the effective date of this Plan, the Board of Trustees may fix a record and payment date for the purpose of identifying the shareholders entitled to receive such distributions, and all rights of persons with respect to such distributions shall be determined in accordance with the dates so fixed by the Board of Trustees.

        D. As a condition to receipt of any final distribution to the Trust's shareholders, the Board of Trustees may require shareholders to: (a) surrender their certificates evidencing their Trust shares to the Trust or its agent for cancellation or (b) furnish the Trust with evidence satisfactory to the Board of Trustees of the loss, theft or destruction of their certificates evidencing the shares, together with such surety bond or other security or indemnity as may be required by, and satisfactory to, the Board of Trustees. Upon completion of such final distribution, the transfer books and other records of the Trust shall be closed on the date so determined by the Board of Trustees, and the Trustees shall sign and cause to be filed or recorded such documents as may be required or desirable to terminate, or evidence the termination of, the existence of the Trust.

        E. At any time following the effective date of the Plan and before the record date for the final distribution to shareholders, the Board of Trustees may, if they deem such action to be the in the best interests of the Trust and its shareholders, cause the shares of the Trust no longer to be traded or may completely prohibit the trading or other transfer of shares if and to the extent permitted by law (the "Stop Trading Date"). The Trust shall send notice of the Stop Trading Date in advance of such date to all shareholders and to such brokers and market makers as the Trust deems advisable.


        F. In connection with carrying out the actions authorized by this Plan, the Trust shall continue to be authorized (subject to the terms of the Declaration of Trust and Trustees' Regulations adopted thereunder) to hire and terminate the employment of such officers, employees, agents, attorneys, accountants, advisers and others as the Board of Trustees may deem appropriate and to fix the compensation and other terms of employment or engagement of such parties. In addition, the Board of Trustees shall continue to be authorized to fix the compensation, if any, to be paid to the Trustees for services rendered in their capacities as Trustees.

        G. In connection with carrying out the actions authorized by this Plan, the Trust shall continue to be authorized to pay such general and administrative expenses as the Board of Trustees may deem appropriate.

        H. Except as otherwise specifically provided by the Declaration of Trust, the Trustees' Regulations or any applicable law, the Trustees shall not be personally liable with respect to any action taken on behalf of the Trust.

        I. If, at the time of the final liquidating distribution to shareholders, a distribution to any particular shareholder cannot be made, whether because the shareholder cannot be located or for any other reason, the distribution to which such shareholder is entitled shall be deposited with the state official authorized by applicable law to receive the proceeds of the distribution. That deposit shall comply in all respects with applicable law. The deposit shall thereafter be held solely for the benefit of, and ultimate distribution to, such shareholder (but without interest), subject only to the laws applicable to unclaimed or abandoned funds or property. Upon such deposit, all responsibilities and liabilities of the Trust respecting that distribution shall be satisfied and extinguished.

        J. The Trust shall continue (and may enter into new agreements) to indemnify the Trustees of the Trust and its officers, employees, agents and affiliates in accordance with the Declaration of Trust, the Trustees' Regulations and indemnification agreements for all actions taken or not taken prior to the effective date of the Plan or thereafter in connection with this Plan, the winding up of the affairs of the Trust and any other matter relating to the Trust. The Trust's obligation to indemnify such persons may be satisfied out of the assets of the Trust prior to distributions to shareholders. The Board of Trustees, in their absolute discretion, are authorized to obtain and maintain such insurance as may be necessary or appropriate to cover or supplement the Trust's obligations to the Trustees, officers, agents, employees, affiliates (or parties in any similar status) of the Trust.

        K. Following the final liquidating distribution and the making of any deposits to state officials on account of distributions to shareholders that cannot be made, the Trust records will then be closed. The Trustees shall then execute and lodge among the records of the Trust an instrument setting forth the fact of termination of the Trust and, in accordance with the Declaration of Trust and the Plan, the Trustees will thereupon be discharged from all further liabilities and duties with respect to the Trust and the rights and interests of the shareholders will cease. A copy of such instrument is attached as an Exhibit hereto.

            EXHIBIT TO PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

                         CERTIFICATION OF DISSOLUTION,
                     DISCHARGE OF TRUSTEES AND TERMINATION
                     OF SHAREHOLDERS' RIGHTS AND INTERESTS
                       IN MERIDIAN POINT REALTY TRUST '83


The undersigned Trustees hereby certify as follows:

WHEREAS, the Plan of Complete Liquidation and Dissolution (the "Plan") as set forth in the proxy statement for the annual meeting of shareholders of Meridian Point Realty Trust '83 (the "Trust") held ___________, 1998, was adopted upon the affirmative vote of a majority of the outstanding shares at such annual meeting;

WHEREAS, in accordance with the Plan, all assets of the Trust have been disposed of, all liabilities of the Trust have been paid or provided for, all of the Trust's remaining assets have been distributed to the shareholders or to the appropriate state authorities and all other actions required under the Plan have been taken except for execution of this certificate in the records of the Trust; and

WHEREAS, the Trust closed its record transfer books on ______________, 199_ and all public trading of the Trust's shares ceased as of ______________, 199_;

NOW, THEREFORE, in accordance with the terms of the Plan, the Trust is hereby terminated, and, in accordance with Section 8.2 of the Trust's Declaration of Trust, the Trustees are hereby discharged from all further liabilities and duties thereunder and the rights and interests and obligations of all shareholders shall cease effective this _____ day of _____, 199_.

IN WITNESS hereof, the undersigned have executed this Certification this _____ day of _______, 199_.


                                 MERIDIAN POINT REALTY TRUST '83


                                 By   [Trustees]

                                     PROXY

                        MERIDIAN POINT REALTY TRUST '83
                             655 Montgomery Street
                        San Francisco, California 94111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Meridian Point Realty Trust '83, a California business trust (the "Trust"), acknowledges receipt of a copy of the Notice to Shareholders of Annual Meeting and the accompanying Proxy Statement dated September 2, 1998 (the "Proxy Statement"), and revoking any proxy heretofore given, hereby constitutes and appoints Lorraine O. Legg, Robert
E. Morgan, and Herbert E. Stansbury, Jr., and each of them, with full power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of beneficial interest of the Trust held of record by the undersigned on August 4, 1998 at the Annual Meeting of Shareholders of the Trust to be held at the Holiday Inn, 750 Kearny Street, San Francisco, California at 10:30 a.m. local time on September 22, 1998, or at any postponements or adjournments thereof.

                                                                         FOR ALL           WITHHOLD
                                                                   (except as withheld)       ALL
1.  Proposal No. 1 - To elect as Trustees of the Trust,
    the Trust's  nominees set forth below, which nominees,
    if elected, shall serve as Trustees of the Trust until
    the next annual meeting of shareholders or, if the proposal to liquidate and dissolve (Proposal No. 2  below) is also
    approved, until the completion of the liquidation and
    dissolution of the Trust as described in the Proxy Statement.       [ ]                   [ ]

            For, except vote withheld from the following nominee(s): __________________________________


Nominees:   Peter O. Hanson, Lorraine O. Legg, Robert E. Morgan, James M. Pollak and Herbert E. Stansbury, Jr.

                                                         FOR     AGAINST    ABSTAIN
2.  Proposal No. 2 - The Trust's proposal to liquidate
    and dissolve the Trust pursuant to the Plan of
    Complete Liquidation and Dissolution as described
    in the Proxy Statement.                               [ ]     [ ]        [ ]

                                                          FOR     AGAINST    ABSTAIN
3.  Proposal No. 3 - The Trust's proposal to approve
    the selection of Arthur Andersen LLP as the
    independent auditors for the Trust as described
    in the Statement.                                      [ ]     [ ]        [ ]

4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF TRUSTEES NOMINATED TO THE BOARD OF
                       ---
TRUSTEES, FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE TRUST, AND FOR THE
          ---                                                       ---
RATIFICATION OF THE BOARD OF TRUSTEES' SELECTION OF ARTHUR ANDERSEN LLP, AS THE INDEPENDENT AUDITORS FOR THE TRUST.

                                         PLEASE MARK AND DATE THIS PROXY AND
                                         SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
                                         HEREON.

                                         If stock is held jointly all joint
                                         owners must sign.  Attorneys,
                                         executors, administrators, trustees,
                                         custodians, corporate officers,
                                         guardians, or any others signing in a
                                         representative capacity should give
                                         their full title(s) as such.  If there
                                         is more than one trustee, all should
                                         sign.




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                                                SIGNATURE(S)             DATE